Exhibit 99.7

FIRST LIEN SECURITY AGREEMENT

By

iPCS, INC.,

THE GUARANTORS PARTY HERETO

and

U.S. Bank National Association,
as Collateral Agent

Dated as of April 23, 2007

TABLE OF CONTENTS

		Page

PREAMBLE		1

RECITALS		1

AGREEMENT		2

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	Definitions	2
SECTION 1.2.	Interpretation	11
SECTION 1.3.	Resolution of Drafting Ambiguities	11
SECTION 1.4.	Perfection Certificate	12

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.	Grant of Security Interest	12
SECTION 2.2.	Filings	13

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF COLLATERAL

SECTION 3.1.	Delivery of Certificated Securities Collateral	14
SECTION 3.2.	Perfection of Uncertificated Securities Collateral	14
SECTION 3.3.	Financing Statements and Other Filings; Maintenance of Perfected Security Interest	15
SECTION 3.4.	Other Actions	15
SECTION 3.5.	Joinder of Additional Guarantors	17
SECTION 3.6.	Supplements; Further Assurances	17

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	Title	18
SECTION 4.2.	Validity of Security Interest	18
SECTION 4.3.	Defense of Claims; Transferability of Collateral	19
SECTION 4.4.	Other Financing Statements	19
SECTION 4.5.	[Intentionally Omitted]	19

i

		Page

SECTION 4.6.	Due Authorization and Issuance	19
SECTION 4.7.	Consents, etc.	19
SECTION 4.8.	RESERVED	19
SECTION 4.9.	RESERVED	19
SECTION 4.10.	Chief Executive Office; Change of Name; Jurisdiction of Organization	20

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.	Pledge of Additional Securities Collateral	20
SECTION 5.2.	Voting Rights; Distributions; etc.	20
SECTION 5.3.	Defaults, etc.	22
SECTION 5.4.	Certain Agreements of Pledgors as Issuers and Holders of Equity Interests	22

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1.	Grant of Intellectual Property License	22
SECTION 6.2.	Protection of Collateral Agent’s Security	23
SECTION 6.3.	After-Acquired Property	23
SECTION 6.4.	Litigation	24

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.	Maintenance of Records	24
SECTION 7.2.	Legend	25
SECTION 7.3.	Modification of Terms, etc.	25
SECTION 7.4.	Collection	25

ARTICLE VIII

TRANSFERS

SECTION 8.1.	Transfers of Collateral	26

ARTICLE IX

ADDITIONAL SECURED OBLIGATIONS

SECTION 9.1.	Additional Secured Obligations	26

EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Copyright Security Agreement
EXHIBIT 5	Form of Patent Security Agreement

EXHIBIT 6	Form of Trademark Security Agreement
EXHIBIT 7	Additional Secured Party Joinder

FIRST LIEN SECURITY AGREEMENT

This FIRST LIEN SECURITY AGREEMENT dated as of April 23, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by iPCS, INC., a Delaware corporation (“iPCS”), the Guarantors from to time to time party hereto (the “Guarantors” and, together with iPCS, the “Pledgors”), in favor of U.S. Bank National Association, in its capacity as collateral agent, as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”) for the benefit of the Secured Parties (as hereinafter defined) and acknowledged and agreed to by (i) U.S. Bank National Association, on its behalf solely in its capacity as trustee (the “Trustee”) and on behalf of the Noteholders (as defined below) under the Indenture (as defined below) and (ii) each other Authorized Representative (as defined below), from time to time, for any Class of Additional Secured Obligations with respect to which an Additional Secured Party Joinder has been delivered to the Collateral Agent and the other Authorized Representatives in accordance with Section 9.1.

R E C I T A L S :

A.            iPCS is issuing $300,000,000 aggregate principal amount of First Lien Senior Secured Floating Rate Notes due 2013 (together with any additional First Lien Senior Secured Floating Rate Notes due 2013 of iPCS, the “Notes”) pursuant to an indenture (the “Indenture”) dated as of April 23, 2007, among the Pledgors and the Trustee on behalf of the holders of the Notes (the “Noteholders”).

B.            iPCS is issuing $175,000,000 aggregate principal amount of Second Lien Senior Secured Floating Rate Notes due 2014 (together with any additional Second Lien Senior Secured Floating Rate Notes due 2014 of iPCS, the “Second Lien Notes”) pursuant to an indenture (the “Second Lien Indenture”) dated as of April 23, 2007, among the Pledgors and U.S. Bank National Association, in its capacity as trustee on behalf of the holders of Second Lien Notes.

C.            Concurrently with the execution and delivery of this Agreement, the Collateral Agent and U.S. Bank National Association, in its capacity as second lien collateral agent (the “Second Lien Collateral Agent”), are entering into an intercreditor agreement (as amended, supplemented, restated, replaced or otherwise modified from time to time, the “Intercreditor Agreement”).

D.            From time to time after the date hereof, iPCS may, subject to the terms and conditions of the Indenture, the Second Lien Indenture and the Collateral Documents, incur additional Indebtedness and other obligations, which are pari passu in right of payment to the Notes, that iPCS desires to secure on a pari passu basis with the Notes.

E.             Each Guarantor has, pursuant to the Indenture, among other things, unconditionally guaranteed the obligations of iPCS under the Indenture and the Notes and may do so under the terms of Additional Secured Obligations permitted to be incurred under the Indenture and the Second Lien Indenture.

F.             iPCS and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, the Notes and any Additional Secured Obligations it guarantees and each is, therefore, willing to enter into this Agreement.

G.            This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.

H.            It is a condition to the issuance of the Notes that each Pledgor execute and deliver the applicable Collateral Documents, including this Agreement.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.                 Definitions.

(a)           Capitalized terms used herein without definition have the meanings given such terms by the Indenture.  Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that, in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”; “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “ Records”; “Securities Account”; “Security Entitlement”; “Securities Intermediary”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b)           Terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture.

(c)           The following terms shall have the following meanings:

“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

“Additional Secured Debt Documents” means any document or instrument executed and delivered with respect to any Additional Secured Obligations.

“Additional Secured Obligations” shall have the meaning provided in Section 9.1.

“Additional Secured Parties” shall mean the holders from time to time of Additional Secured Obligations.

“Additional Secured Party Joinder” shall mean a completed additional secured party joinder in the form of Exhibit 7 hereto.

“Agreement” shall have the meanings assigned to such term in the Preamble hereof.

“Authorized Representative” means (i) the Trustee for so long as the Notes are Secured Obligations hereunder and (ii) any other trustee, agent or representative designated as an “Authorized Representative” for any Additional Secured Parties in an Additional Secured Party Joinder delivered to the Collateral Agent and the other Authorized Representatives in accordance with Section 9.1 for so long as the Additional Secured Obligations for which such party is serving in such capacity constitutes Secured Obligations hereunder; provided that so long as there are no Additional Secured Obligations, the Trustee will be deemed to be the only Authorized Representative for the Secured Parties.

“Class” with respect to any Secured Obligations, refers to all Secured Obligations under a Secured Agreement or group of related Secured Agreements with respect to which a single Authorized Representative is acting as such hereunder.

“Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Documents” shall mean, collectively, (i) this Agreement and (ii) all other security agreements, pledges, collateral assignments and other agreements or instruments evidencing or creating any security interest or Lien in favor of the Collateral Agent for the benefit of the Trustee and the Noteholders or any other Secured Parties in any or all of the Collateral.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the United States Internal Revenue Code of 1986, as amended from time to time.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Deposit Accounts” shall mean collectively, with respect to each Pledgor, all “deposit accounts” as such term is defined in the UCC and in any event shall include all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts thereof.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Event of Default” shall mean (i) any Event of Default under the Indenture or (ii) any event of default under any Additional Secured Debt Document.

“Excluded Permitted Lien Property” shall mean any property or assets of any Pledgor that are subject to Liens permitted by clause (3), (4), (6) or, to the extent representing a refinancing of obligations secured by a Lien permitted by any such clause, (17) of the definition of “Permitted Liens” as set forth in the Indentures (but only to the extent that the agreements relating to such Liens prohibit the creation of Liens in favor of the Collateral Agent on any such property or assets).

“Excluded Property” shall mean:

(a)           any Contract, General Intangible, property right (including Intellectual Property Licenses and other intellectual property rights), license or permit to which any Pledgor is a party to the extent that (i) the grant of a security interest therein by such Pledgor will constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of such Pledgor thereunder, (ii) the terms thereof prohibit the creation by such Pledgor of a security interest therein, (iii) if the grant of a security interest therein by the Company or such Guarantor (x) would give any other party thereto a right to terminate its obligations thereunder or (y) is permitted only with the consent of another party (other than a Pledgor) and such consent has not been obtained or (iv) any Requirement of Law applicable thereto prohibits the creation of a security interest therein (other than, in the case of clauses (i), (ii), (iii) and (iv), the extent that any such term thereunder would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC);

(b)           any Capital Stock of a Subsidiary that is a Controlled Foreign Corporation other than Capital Stock constituting Pledged Securities;

(c)           any real property (other than Fixtures) owned or leased by each Pledgor;

(d)           any Motor Vehicles (whether owned or leased); and

(e)           any Excluded Permitted Lien Property;

provided that any Proceeds, substitutions or replacements of any Excluded Property shall not themselves be Excluded Property (unless such proceeds, substitutions or replacements would constitute property described in clauses (a) through (e) above).  In addition, to the extent that any Excluded Permitted Lien Property is included in the Collateral, such Excluded Permitted Lien Property shall be automatically released from the Liens under the terms of this Agreement.

“FCC” shall mean the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act of 1934, or any similar or successor federal statute, as the same may be in effect from time to time.

“FCC License” shall mean any cellular telephone, microwave, personal communications or other license, authorization, certificate of compliance, franchise, approval or permit, whether for the construction and/or the operation of any system, granted or issued by the FCC.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Collateral, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Collateral, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Collateral, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Collateral and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Indenture” shall have the meaning assigned to such term in Recital A hereof.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, Collateral consisting of Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.

“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 11 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Intercreditor Agreement” shall have the meaning assigned to such term in Recital C hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Material Adverse Effect” shall mean (a) a material adverse effect on the business, property, results of operations or financial condition of the Pledgors, taken as a whole; (b) material impairment of the ability of the Pledgors to fully and timely perform any of their obligations under any Collateral Document; (c) material impairment of the rights of or benefits or remedies available to the Noteholders or the Collateral Agent under the Indenture; or (d) a material adverse effect on the Collateral or the Liens in favor of the Collateral Agent (for its benefit and for the benefit of the other Secured Parties) on the Collateral or the priority of such Liens.

“Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is material (i) to the use and operation of the Collateral or (ii) to the business, results of operations, or financial condition of any Pledgor.

“Motor Vehicles” shall mean motor vehicles, tractors, trailers and other like property owned or leased by any Pledgor which are governed by a certificate of title or ownership statute.

“Noteholders” shall have the meaning assigned to such term in Recital A hereof.

“Organizational Documents” shall mean, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (v) in any other case, the functional equivalent of the foregoing.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” shall mean that certain perfection certificate dated April 23, 2007, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedules 10(a) and 10(b) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided, however, that Pledged Securities shall not include (1) Equity Interests of any Subsidiary of a Controlled Foreign Corporation or (2) any outstanding voting capital stock of a first-tier Controlled Foreign Corporation in excess of 65% of the voting power of all classes of Capital Stock of such Controlled Foreign Corporation.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“PUC” shall mean any state regulatory agency or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any mobile communications system or over Persons who own, construct or operate mobile communications systems, in each case by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Persons conducting business in said state.

“PUC Authorization” shall mean any validation, exemption, franchise, waiver, approval, order or authorization, consent license, certificate or permit issued by a PUC.

“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC, together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Requirement of Law” shall mean, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Second Lien Collateral Agent” shall have the meaning assigned to such term in Recital C hereof.

“Second Lien Indenture” shall have the meaning assigned to such term in Recital B hereof.

“Second Lien Secured Parties” means the “Secured Parties,” as defined in the Second Lien Security Agreement.

“Second Lien Security Agreement” shall mean the Second Lien Security Agreement dated as of April 23, 2007 made by the Pledgors in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Secured Agreements” shall mean (i) this Agreement, the Indenture, the Notes and the other Collateral Documents and (ii) Additional Secured Debt Documents and, in each case of clause (i) and (ii) above, all other documents, certificates and instruments relating to, arising out of, or in any way connected therewith.

“Secured Obligations” shall mean (i) all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not such claim for post-petition interest is allowed in any such proceeding)) owing to the Collateral Agent, the Trustee and the holders under the Notes, the Indenture and the Collateral Documents; (ii) any and all sums advanced by the Collateral Agent in accordance with the Indenture or any of the Collateral Documents in order to preserve the Collateral or preserve its security interest in the Collateral; (iii) in the event of any proceedings for the collection or enforcement of any indebtedness, obligations, or liabilities of the Pledgors referred to in clause (i) above, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs; and (iv) if any Additional Secured Obligations are incurred, all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) owing to any holder of Additional Secured

Obligations (that has been designated as Additional Secured Obligations pursuant to Section 9.1) under any Additional Secured Debt Documents.

“Secured Parties” shall mean, collectively, (i) the Collateral Agent, (ii) the Trustee and the Noteholders and (iii) the Additional Secured Parties and their Authorized Representatives; provided that such Additional Secured Parties or their Authorized Representative comply with Section 9.1 hereof and execute an Additional Secured Party Joinder.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2.                 Interpretation.  The rules of interpretation specified in the Indenture (including Section 1.04 thereof) shall be applicable to this Agreement.

SECTION 1.3.                 Resolution of Drafting Ambiguities.  Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

SECTION 1.4.                 Perfection Certificate.  The Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.                 Grant of Security Interest.  As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Collateral”):

(i)                     all Accounts;
(ii)                  all Equipment, Goods, Inventory and Fixtures;
(iii)               all Documents, Instruments and Chattel Paper;
(iv)              all Letters of Credit and Letter-of-Credit Rights;
(v)                 all Securities Collateral;
(vi)              all Investment Property;
(vii)           all Intellectual Property Collateral;
(viii)        the Commercial Tort Claims described on Schedule 13 to the Perfection Certificate;
(ix)                all General Intangibles;
(x)                   all Money and all Deposit Accounts;
(xi)                all rights of such Obligor under or relating to FCC Licenses and PUC Authorizations and the proceeds from the sale of any FCC Licenses or PUC Authorizations or any goodwill or other intangible rights or benefits associated therewith; provided that such security interest does not include at any time any FCC Licenses to the extent (but only to the extent) that (i) FCC approval is required in order to grant a security interest therein or (ii) at such time the Collateral Agent may not validly possess a security interest therein pursuant to the Communications Act of 1934, as amended, and the regulations promulgated thereunder, as in effect at such time, but such security interest does include, to the maximum extent permitted by law, all rights incident or appurtenant to FCC Licenses and the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of the FCC Licenses;
(xii)             all Supporting Obligations;
(xiii)          all books and records relating to the Collateral; and
(xiv)         to the extent not covered by clauses (i) through (xiii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiv) above, the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property.

SECTION 2.2.                 Filings.

(a)           Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, and (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights.”  Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.

(b)           Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any financing statements relating to the Collateral if filed prior to the date hereof.

(c)           Each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any

successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF COLLATERAL

SECTION 3.1.                 Delivery of Certificated Securities Collateral.  Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein.  Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within five business days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto.  All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.  The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder.  In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2.                 Perfection of Uncertificated Securities Collateral.  Each Pledgor represents and warrants that the Collateral Agent has a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof.  Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Collateral Agent, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral

Agent the right to transfer such Pledged Securities under the terms hereof, and (iii) after the occurrence and during the continuance of any Event of Default, upon request by the Collateral Agent, (A) cause the Organizational Documents of each such issuer that is a Subsidiary of iPCS to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.

SECTION 3.3.                 Financing Statements and Other Filings; Maintenance of Perfected Security Interest.  Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate.  Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Collateral as a perfected first priority security interest subject only to Permitted Liens.  Notwithstanding anything to the contrary contained herein, the security interest granted to the Collateral Agent with respect to Money, Deposit Accounts and Fixtures of the Pledgors shall not be, and are not required under the Secured Agreements to be, perfected or maintained on a first priority (or any priority) basis, except to the extent such perfection or priority may be obtained by the filing of a financing statement with the Secretary of State of the state of incorporation, formation or organization of the applicable Pledgor, and any representation, warranty or other covenant contained that is made or construed herein as to provide for such perfection or priority shall be deemed not to have been made or agreed with respect thereto.

SECTION 3.4.                 Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Collateral:

(a)           Instruments and Tangible Chattel Paper.  As of the date hereof, no amounts payable under or in connection with any of the Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 11 to the Perfection Certificate.  Each Instrument and each item of Tangible Chattel Paper listed in Schedule 11 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank.  If any amount then payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agent exceeds $3,000,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within five days after receipt thereof) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b)           Electronic Chattel Paper and Transferable Records.  As of the date hereof, no amount under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 11 to the Perfection Certificate.  If any amount payable under or in connection with any of the Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as may be reasonably required in order to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed $3,000,000 in the aggregate for all Pledgors.  The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(c)           Letter-of-Credit Rights.  If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Collateral Agent thereof and such Pledgor shall, at the request of the Collateral Agent, use its commercially reasonable efforts to obtain an agreement in form and substance reasonably satisfactory to the Collateral Agent, to either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are (x) if an Event of Default has occurred and is continuing, to be applied as provided in Article XI of this Agreement, or (y) otherwise, to be promptly turned over by the Collateral Agent to the applicable Pledgor.  The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, does not exceed $3,000,000 in the aggregate for all Pledgors.

(d)           Commercial Tort Claims.  As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 13 to the Perfection Certificate.  If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, such Pledgor shall immediately notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.  The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of all other Commercial Tort Claims held by any Pledgor in which the Collateral Agent does not have a security interest, does not exceed $5,000,000 in the aggregate for all Pledgors.

SECTION 3.5.                 Joinder of Additional Guarantors.  The Pledgors shall cause each Subsidiary of iPCS which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Indenture or any Additional Secured Debt Document to execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Exhibit 3 hereto within thirty (30) days of the date on which it was acquired or created, and upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein.  The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder.  The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.6.                 Supplements; Further Assurances.  Each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agent’s security interest in the Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Collateral (it being understood that the foregoing shall not require the execution of any control agreement over any Commodity Account, Deposit Account or Securities Account).  Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request by the Collateral Agent such lists, schedules, descriptions and designations of the Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request in connection with the foregoing.  If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral.  All of the foregoing shall be at the sole cost and expense of the Pledgors.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1.                 Title.  Except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others.  In addition, no Liens or claims exist on the Securities Collateral, other than Permitted Liens.

SECTION 4.2.                 Validity of Security Interest.  The security interest in and Lien on the Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 7 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Collateral.  The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Collateral except for Permitted Liens.

SECTION 4.3.                 Defense of Claims; Transferability of Collateral.  Each Pledgor shall, at its own cost and expense, defend title to the Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than holders of obligations or other liabilities secured by Permitted Liens.

SECTION 4.4.                 Other Financing Statements.  It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to the termination statements listed on Schedule 9(a) to the Perfection Certificate.  No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Liens.

SECTION 4.5.                 [Intentionally Omitted].

SECTION 4.6.                 Due Authorization and Issuance.  All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable.  As of the date hereof, there is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of the Pledged Securities.

SECTION 4.7.                 Consents, etc.  In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as reasonably practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8.                 RESERVED.

SECTION 4.9.                 RESERVED.

SECTION 4.10.               Change of Name; Jurisdiction of Organization.

(a)           It will not effect any change (i) to its legal name, (ii) in its identity or organizational structure, (iii) in its organizational identification number, if any, or (iv) in its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), unless (A) it shall have given the Collateral Agent promptly but in any event within 30 days after such change, written notice clearly describing such change and providing such other information in connection therewith as the Collateral Agent may reasonably request and (B) it shall have taken or will promptly take all action necessary to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, as and to the extent provided for herein.

(b)           The Collateral Agent shall have no duty to inquire about any of the changes described in clause (a) above, the parties acknowledging and agreeing that each Pledgor is solely responsible to take all action described in Section 4.10(a)(B) above.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.                 Pledge of Additional Securities Collateral.  Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person or entity, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within five business days after receipt thereof) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes.  Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Collateral.

SECTION 5.2.                 Voting Rights; Distributions; etc.

(a)           So long as no Event of Default shall have occurred and be continuing:

(i)            Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture or any Additional Secured Debt Document; provided, however, that no Pledgor shall in any event exercise such rights in any manner which would reasonably be expected to have a Material Adverse Effect.

(ii)           Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made not in contravention of the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or interests in the form of certificated securities shall be forthwith delivered to the Collateral Agent to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within five business days after receipt thereof) delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

(b)           So long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c)           Upon the occurrence and during the continuance of any Event of Default:

(i)            All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall, upon notice by the Collateral Agent to such Pledgor, cease, and all such rights shall thereupon become vested in the Collateral Agent, which, to the extent permitted by law, shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii)           All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall, upon notice by the Collateral Agent to such Pledgor, cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such Distributions.

(d)           Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent such appropriate instruments as the Collateral Agent may reasonably request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e)           All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent,

shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3.                 Defaults, etc.  Each Pledgor represents and warrants to the Collateral Agent that such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder.  Each Pledgor represents and warrants to the Collateral Agent that, as of the date hereof, no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person or entity with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.

SECTION 5.4.                 Certain Agreements of Pledgors as Issuers and Holders of Equity Interests.

(a)           In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b)           In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document and to the extent permitted by applicable law to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

SECTION 6.1.                 Grant of Intellectual Property License.  For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article X hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located.  Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

SECTION 6.2.                 Protection of Collateral Agent’s Security.  On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain all Material Intellectual Property Collateral as presently used and operated, (iii) not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto, including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (v) not license any Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would reasonably be expected to materially impair the value of any Material Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, without the consent of the Collateral Agent, (vi) diligently keep its customary records respecting all Intellectual Property Collateral and (vii) furnish to the Collateral Agent from time to time upon the Collateral Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request.

SECTION 6.3.                 After-Acquired Property.  If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party.  Each Pledgor shall promptly provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in any such Intellectual Property Collateral.

SECTION 6.4.                 Litigation.  Unless there shall occur and be continuing any Event of Default and notice has been received by the applicable Pledgor from the Collateral Agent, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder.  In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with Section 7.07 of the Indenture.  In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person or entity.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.                 Maintenance of Records.  Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto.  Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto, to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor).  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person or entity that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agent’s security interest therein without the consent of any Pledgor.

SECTION 7.2.                 Legend.  Each Pledgor shall legend, at the request of the Collateral Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been collaterally assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein it being understood that the Collateral Agent shall have no obligation to make such request unless it has been instructed to do so in writing by the holders of a majority of the aggregate principal amount of Secured Obligations outstanding.

SECTION 7.3.                 Modification of Terms, etc.  If an Event of Default has occurred and is continuing, no Pledgor shall rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business consistent with prudent business practice, in each case without the prior written consent of the Collateral Agent.  Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables.

SECTION 7.4.                 Collection.  Each Pledgor shall use its commercially reasonable efforts to collect all Receivables, as and when due in the ordinary course of business and consistent with prudent business practice (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, except that any Pledgor may, with respect to a Receivable, unless an Event of Default has occurred and is continuing, allow (i) a refund, allowance or credit due as a result of returned or damaged or defective merchandise or for any other reasonable cause in accordance with such Pledgor’s reasonable business judgment and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances.  The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Agent or any Secured Party, shall be paid by the Pledgors.

ARTICLE VIII

TRANSFERS

SECTION 8.1.                 Transfers of Collateral.  No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral pledged by it hereunder except as not prohibited by the Indenture.

ARTICLE IX

ADDITIONAL SECURED OBLIGATIONS

SECTION 9.1.                 Additional Secured Obligations.  On or after the date hereof, iPCS may from time to time designate additional First Lien Obligations (as defined in the Indenture) of iPCS or any Guarantor permitted to be incurred as “First Lien Obligations” under the Indenture and the Second Lien Indenture as additional Secured Obligations hereunder (the “Additional Secured Obligations”) by delivering to the Collateral Agent, each Authorized Representative and the Second Lien Collateral Agent (a) a certificate signed by the chief financial officer of iPCS (i) identifying the Class of obligations so designated and the aggregate principal amount or face amount thereof, stating that such Class of obligations is designated as an Additional Secured Obligation for purposes hereof, (ii) representing that such designation of such Class of obligations as an Additional Secured Obligation complies with the terms of each of the Secured Agreements and the Second Lien Indenture and (iii) specifying the name and address of the Authorized Representative for such Class of obligations, (b) a fully executed Additional Secured Party Joinder (in the form attached as Exhibit 7); and (c) an Opinion of Counsel to the effect that the designation of such Class of obligations as “Additional Secured Obligations” is in compliance with the terms of the Indenture and the Second Lien Indenture.  Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Collateral Agent shall act as agent under and subject to the terms of this Agreement for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Additional Secured Obligations, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Collateral Agent as agent for the holders of such Additional Secured Obligations as set forth in each Additional Secured Party Joinder and agrees, on behalf of itself and each Additional Secured Party it represents, to be bound by this Agreement.

ARTICLE X

REMEDIES

SECTION 10.1.               Intercreditor Provisions and Voting.

(a)           If an Event of Default occurs and is continuing, the Collateral Agent shall exercise its rights hereunder in accordance with the written instructions from holders of more than 50% of the aggregate principal amount (or, in case of discount notes, accreted value) of all the Secured Obligations.

(b)           Any action taken or not taken without the vote of any Secured Party or Secured Parties under this Section 10.1 shall nevertheless be binding on such Secured Party or Secured Parties.

(c)           Except as provided in the succeeding sentence or in Article XII, in the case of an Event of Default, the Collateral Agent will only be permitted, subject to applicable law, to exercise remedies and sell the Collateral under this Agreement at the direction of the applicable Secured Parties as set forth in this Section 10.1.  If the Collateral Agent has asked the Secured Parties for instruction and the applicable Secured Parties have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take, and shall in no event have any liability for the taking, any delay in taking or the failure to take, such actions with regard to an Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Parties and to preserve the value of the Collateral and shall give the Secured Parties appropriate notice of such action; provided that once instructions with respect to such request have been received by the Collateral Agent from the applicable Secured Parties, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

SECTION 10.2.               Remedies.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i)            Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from any Pledgor or any other person or entity who then has possession of any part thereof with or without notice or process of law, and for that purpose may, without disturbing the peace or breaching any applicable property lease, enter upon any Pledgor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii)           Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Agent;

(iii)          Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv)          Take possession of the Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense:  (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.  Each Pledgor’s obligation to deliver the Collateral as contemplated in this Section 10.2(iv) is of the essence hereof.  Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v)           Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Collateral for application to the Secured Obligations as provided in Article XI hereof;

(vi)          Retain and apply the Distributions to the Secured Obligations as provided in Article XI hereof;

(vii)         Exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Collateral; and

(viii)        Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 10.3 hereof, sell, assign or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as are commercially reasonable.  The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person or entity as a credit on account of the purchase price of the Collateral or any part thereof payable by such person or entity at such sale.  Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Collateral Agent shall not be obligated to make any sale of the Collateral or any part thereof regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

SECTION 10.3.               Notice of Sale.  Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.  No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 10.4.               Waiver of Notice and Claims.  Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law:  (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law.  The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article X in the absence of gross negligence or willful misconduct on the part of the Collateral Agent.  Any sale of, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons or entities claiming or attempting to claim the Collateral so sold or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 10.5.               Certain Sales of Collateral.

(a)           Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority.  Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall not, by reason thereof, be deemed not to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

(b)           Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment  Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall not, by reason thereof, be deemed not to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c)           If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 10.6.               No Waiver; Cumulative Remedies.

(a)           No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to enforce or exhaust any other security, collateral or guaranties.  All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b)           In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Collateral Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 10.7.               Certain Additional Actions Regarding Intellectual Property.  If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall promptly execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

ARTICLE XI

APPLICATION OF PROCEEDS

SECTION 11.1.               Application of Proceeds.

(a)           The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, by the Collateral Agent as follows:

(i)            First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Collateral Agent and the Trustee and its agents and counsel, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent and the Trustee in connection therewith, and all indemnities and other amounts for which each of the Collateral

Agent and the Trustee is entitled pursuant to the provisions of the Indenture or this Agreement;

(ii)           Second, to reimburse any Secured Party for any indemnification amounts paid to the Collateral Agent in connection with any costs and expenses incurred by the Collateral Agent;

(iii)          Third, to the payment of all accrued and unpaid interest and accrued fees owing in respect of the Secured Obligations on a pro rata basis in accordance with the respective amounts of all interest and accrued fees owed in respect of the Secured Obligations to Secured Parties;

(iv)          Fourth, to the payment of all of all amounts of principal (or, in the case of discount notes, unpaid accreted value) owing in respect of the Secured Obligations on a pro rata basis in accordance with the respective amounts of all principal (or, in the case of discount notes, unpaid accreted value) owed in respect of the Secured Obligations to Secured Parties;

(v)           Fifth, to all other amounts then owing in respect of the Secured Obligations; and

(vi)          Sixth, the balance, if any, to iPCS or the Guarantors or such other persons as are entitled thereto.

All applications of proceeds pursuant to clauses (ii) though (v) above shall be allocated among the Secured Parties on a pro rata basis according to the principal (or, in the case of discount notes, accreted value), interest and other amounts owing in respect of the Secured Obligations at the time of the distribution.  In the event that any such proceeds are insufficient to pay in full the items described in clauses (i) through (v) of this Section 11.1(a), the Pledgors shall remain liable, jointly and severally, for any deficiency.

(b)           Upon the request of the Collateral Agent prior to any distribution under this Section 11.1, each Secured Party or its Authorized Representative shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective amounts referred to in Section 11.1(a), that each such Secured Party or its Authorized Representative believes it is entitled to receive, and the Collateral Agent shall be fully entitled to rely on such certificates.

SECTION 11.2.               Sharing of Proceeds.  If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with Section 11.1.

ARTICLE XII

MISCELLANEOUS

SECTION 12.1.               Concerning Collateral Agent.

(a)           Each Secured Party hereby appoints U.S. Bank National Association to serve as Collateral Agent and representative of the Secured Parties under each of the Collateral Documents and authorizes the Collateral Agent to act as agent for the Secured Parties for the purpose of executing and delivering, on behalf of all the Secured Parties, the Collateral Documents and any other documents or instruments related thereto or necessary or desirable to perfect the Liens granted to the Collateral Agent thereunder and, subject to the provisions of this Agreement, for the purpose of enforcing the Secured Parties’ rights in respect of the Collateral and the obligations of the Pledgors under the Collateral Documents, and for the purpose of, or in connection with, releasing the obligations of the Pledgors under the Collateral Documents.  Without limiting the generality of the foregoing, the Collateral Agent is further hereby appointed as agent for each of the Secured Parties to hold the Liens on the Collateral granted pursuant to the Collateral Documents with sole authority to exercise remedies under the Collateral Documents.  The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with the Secured Agreements.  The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.  The Collateral Agent may resign, may be removed and a successor Collateral Agent may be appointed in the manner provided under the Indenture.  Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under the Secured Agreements, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under the Secured Agreements.  After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under the Secured Agreements while it was the Collateral Agent.  The resignation or removal of a Collateral Agent shall become effective only upon the execution and delivery of such documents or instruments as are necessary to transfer the rights and obligations of the Collateral Agent under the Collateral Documents and the recording or filing of such documents, instruments or financing statements as may be necessary to maintain the priority and perfection of any security interest granted by the Collateral Documents.  Copies of each such document or instrument shall be delivered to each of iPCS, the Trustee and any Authorized Representative.

(b)           The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which a reasonable person accords his own property consisting of similar property, instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person or entity with respect to any Collateral.

(c)           The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to the Secured Agreements and its duties thereunder, upon advice of counsel selected by it (who may be counsel to one or more of the Pledgors).  The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default unless and until the Collateral Agent has received written notice from a Secured Party or iPCS referring to the applicable Secured Agreement, describing such Default and stating that it is a “notice of default” or a “notice of event of default,” setting forth in reasonable detail the facts and circumstances thereof and stating that the Collateral Agent may rely on such notice without further inquiry.  The Collateral Agent shall have no obligation or duty prior to or after receiving any such notice to inquire whether a Default or Event of Default has in fact occurred and shall be entitled to conclusively rely, and shall be fully protected in so relying, on any such notice furnished to it.

(d)           If any item of Collateral also constitutes collateral granted to the Collateral Agent under any other security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other security agreement, pledge or instrument of any type in respect of such collateral, the terms of this Agreement shall apply.

(e)           Notwithstanding anything to the contrary contained herein, the Collateral Agent is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Parties and (ii) when instructions from the Authorized Representatives on behalf of the applicable Secured Parties have been requested by the Collateral Agent but have not yet been received, to take any action which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Parties in the Collateral; provided that once instructions have been received, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

(f)            Notwithstanding anything to the contrary contained herein or in any Collateral Document, the Collateral Agent shall not be required to take or refrain from taking, and shall have no liability to any Secured Party for taking or refraining from taking, any action that exposes or, in the good faith judgment of the Collateral Agent may expose, the Collateral Agent or its officers, directors, agents or employees to personal liability, unless the Collateral Agent shall be adequately indemnified, or that is, or in the good faith judgment of the Collateral Agent may be, contrary to any Collateral Document, any other Secured Agreement or applicable law.  Upon receipt of such indemnity, however, the Collateral Agent shall act upon the specific instructions of the Authorized Representatives provided in accordance with the provisions of this Agreement, except for any instructions that in the good faith judgment of the Collateral Agent may be contrary to any Collateral Document, any other Secured Agreement or applicable law.

(g)           For purposes of this Agreement and other Collateral Documents, each Secured Party shall appoint a person or entity as its Authorized Representative for the purpose of giving or delivering any notices or instructions hereunder and thereunder.  Any instructions given by the Authorized Representatives on behalf of the applicable Secured Parties to the Collateral Agent pursuant to the Collateral Documents shall be in writing signed by the Authorized Representative(s) of the applicable Secured Parties with respect to such instructions and such instructions shall certify to and for the benefit of the Collateral Agent the outstanding aggregate principal amount (or, in the case of discount notes, accreted value) of all Secured Obligations that the Secured Parties authorizing such instructions hold.  In determining whether the applicable Secured Parties have consented to any action under the Collateral Documents, the Collateral Agent may conclusively rely on each Authorized Representative as to the amount of Secured Obligations held by holders represented by such Authorized Representative.  The Collateral Agent shall be entitled to conclusively and absolutely rely on such instructions and certification as to the identity of the applicable Secured Parties with respect to such instructions, and the Collateral Agent shall not be required to take any action, and shall not be liable to any Secured Party for failing or refusing to act, pursuant to any instructions which are not given or delivered by the Authorized Representatives of various Secured Parties comprising the applicable Secured Parties as required by Section 10.1.  The parties hereto acknowledge that the Authorized Representative of each of the Secured Parties shall be (x) the Trustee, in the case of the Noteholders and (y) as set forth in the applicable Additional Secured Party Joinder with respect to any Additional Secured Obligations.

(h)           Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or nonexercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the provisions of this Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

(i)            Subject to clause (f) of this Section 12.1, neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Collateral Agent in the Collateral and, subject to clause (f) of this Section 12.1, shall not impose any duty upon the Collateral Agent to exercise any such powers.  The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall have any duty or liability or be responsible to any Pledgor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.  The Collateral Agent shall have no duty or liability as to the taking of any necessary steps to preserve or protect the Collateral or to preserve rights against prior parties.  Nothing contained in this Agreement shall be construed as requiring or obligating the Collateral Agent, and the Collateral Agent shall not be required or obligated, to (i) present or file any claim or notice or take any action with respect to any Collateral or in connection therewith or (ii) notify any Pledgor of any decline in the value of any Collateral.  The Collateral Agent shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or any other rights pertaining thereto.

(j)            The Collateral Agent shall not be responsible for perfecting or maintaining the perfection of any security interest granted to it under the Secured Agreements or for filing, refiling, recording, re-recording or continuing any document, financing statement, notice or instrument in any public office at any time or times and shall not be responsible for seeing to the provision of insurance on or the payment of any taxes with respect to any property subject to the Secured Agreements.

(k)           No provision of the Secured Agreements shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts, receive or obtain any interest in property or exercise any interest in property, or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, to receive or obtain any such interest in property or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Collateral Agent shall be construed to be a duty.

(l)            The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including without limitation, the release or substitution of Collateral), in each case in accordance with the Secured Agreements, the Indenture and the Intercreditor Agreement.

(m)          Upon resignation of the Collateral Agent, the Collateral Agent shall thereupon be discharged from its duties and obligations under the Secured Agreements.  Following the resignation of the Collateral Agent, the provisions of the Secured Agreements shall inure to its benefit as to any actions taken or omitted to be taken by it under the Secured Agreements while it was the Collateral Agent.

(n)           The Collateral Agent shall not have any liability hereunder except for its own gross negligence or willful misconduct and under no circumstances shall the Collateral Agent be liable for any special, punitive, exemplary or consequential damages.

(o)           The Collateral Agent shall be vested with all of the rights, powers, benefits, privileges and protections of the Trustee set forth in the Indenture, all of which are incorporated herein and shall apply to all of the Secured Documents.

SECTION 12.2.               Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact.  If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to), after ten days notice to such Pledgor, if such has not been done or remedied, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Indenture.  Any and all reasonable amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 7.07 of the Indenture.  Neither the provisions of this Section 12.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 12.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.  Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s discretion, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Indenture, the Notes, this Agreement and the other Collateral Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action).  The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.  Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof during such period.

SECTION 12.3.               Continuing Security Interest; Assignment.  This Agreement shall create a continuing first priority security interest in the Collateral as and to the extent provided for herein and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns.  No other persons or entities (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto.  Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture.  Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 12.4.               Termination; Release.  When all the Secured Obligations have been paid in full (other than contingent indemnification obligations not yet due and payable) and no commitments remain under Additional Secured Debt Documents to extend credit that would constitute Secured Obligations, this Agreement shall terminate.  Upon termination of this Agreement the Collateral shall be released from the Lien of this Agreement.  In addition, the Collateral or any portion thereof shall be released from the Lien of this Agreement pursuant to the Indenture.  Upon any such release, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to the applicable Pledgor(s), against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be, in form and substance reasonably satisfactory to the Pledgors.

SECTION 12.5.               Modification in Writing.  Except as specifically contemplated by this Agreement or as permitted by Section 9.01 of the Indenture, no amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and unless in writing and signed by the Collateral Agent with the written consent of the Secured Parties holding or representing the holders of a majority of the aggregate principal amount (or, in the case of discount notes, accreted value) of each Class of Secured Obligations.  Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 12.6.               Notices.  Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of iPCS set forth in the Indenture, as to any Additional Secured Party, addressed to it at the address set forth in the applicable Additional Secured Party Joinder, and as to the Collateral Agent, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 12.6.

SECTION 12.7.               Governing Law.  Section 12.08 of the Indenture is incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 12.8.               Severability of Provisions.  Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 12.9.               Execution in Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

SECTION 12.10.             Business Days.  In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 12.11.             No Credit for Payment of Taxes or Imposition.  No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture, and no Pledgor shall be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Collateral or any part thereof.

SECTION 12.12.             No Claims Against Collateral Agent.  Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 12.13.             No Release.  Nothing set forth in this Agreement or any other Collateral Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any person under or in respect of any of the Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture or the other Collateral Documents, or under or in respect of the Collateral or made in connection herewith or therewith.  Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.  The obligations of each Pledgor contained in this Section 12.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture and the other Collateral Documents.

SECTION 12.14.             Obligations Absolute.  All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)            any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii)           any lack of validity or enforceability of the Indenture, the Notes or any Collateral Document, or any other agreement or instrument relating thereto;

(iii)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Collateral Document or any other agreement or instrument relating thereto;

(iv)          any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v)           any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture or any other Collateral Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 12.5 hereof; or

(vi)          any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

iPCS, INC., as Pledgor

By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Vice President and Secretary

iPCS WIRELESS, INC.,
iPCS EQUIPMENT, INC.,
HORIZON PERSONAL COMMUNICATIONS, INC.,
BRIGHT PCS HOLDINGS, INC. and
BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC,
as Pledgors

By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Vice President and Secretary

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Michael M. Hopkins
	Name:	Michael M. Hopkins
	Title:	Vice President

2

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Michael M. Hopkins
	Name:	Michael M. Hopkins
	Title:	Vice President

3

EXHIBIT 1

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the First Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 23, 2007, made by iPCS, INC., a Delaware corporation, the Guarantors party thereto and U.S. Bank National Association, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will, during the continuance of an Event of Default, comply with instructions of the Collateral Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person or entity in the applicable Securities Collateral that is material and adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[ ]

By:
Name:
Title:

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [                    ], is delivered pursuant to Section 5.1 of the First Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 23, 2007, made by iPCS, INC., a Delaware corporation, the Guarantors party thereto and U.S. Bank National Association, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).  The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL OUTSTANDING CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ],
as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

2

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]
[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the First Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 23, 2007, made by iPCS, INC., a Delaware corporation, the Guarantors party thereto and U.S. Bank National Association, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                         ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement.  The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement.  Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder.  The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement.

Annexed hereto are supplements to each of the schedules [     ], [     ] and [     ] of the Perfection Certificate with respect to the New Pledgor.  Such supplements shall be deemed to be part of the Security Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

2

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

3

[Schedules to be attached]

EXHIBIT 4

[FORM OF]

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [                    ], by [                    ] and [                      ] (individually, a “Pledgor,” and, collectively, the “Pledgors”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Security Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a First Lien Security Agreement dated as of April 23, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Security Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1.           Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meanings given to them in the Security Agreement.

SECTION 2.           Grant of Security Interest in Copyright Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Pledgor:

(a)           Copyrights of such Pledgor listed on Schedule I attached hereto; and

(b)           all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3.           Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.           Termination.  Upon the termination of the Security Agreement or the release of the applicable Collateral pursuant to the terms of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5.           Counterparts.  This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

2

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS](1)

By:
Name:
Title:

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

(1)           This document needs only to be executed by iPCS and/or any Guarantor which owns a pledged Copyright.

3

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

EXHIBIT 5

[FORM OF]

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of [                    ], by [                ] and [                  ] (individually, a “Pledgor,” and, collectively, the “Pledgors”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Security Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a First Lien Security Agreement dated as of April 23, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Security Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1.           Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meanings given to them in the Security Agreement.

SECTION 2.           Grant of Security Interest in Patent Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Pledgor:

(a)           Patents of such Pledgor listed on Schedule I attached hereto; and

(b)           all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3.           Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.           Termination.  Upon the termination of the Security Agreement or the release of the applicable Collateral pursuant to the terms of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5.           Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

2

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS](1)

By:
Name:
Title:

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

(1)           This document needs only to be executed by iPCS and/or any Guarantor which owns a pledged Patent.

3

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

EXHIBIT 6

[FORM OF]

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [                    ], by [                ] and [                                               ] (individually, a “Pledgor,” and, collectively, the “Pledgors”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Security Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a First Lien Security Agreement dated as of April 23, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Security Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1.           Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meanings given to them in the Security Agreement.

SECTION 2.           Grant of Security Interest in Trademark Collateral.  Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Pledgor:

(a)           Trademarks of such Pledgor listed on Schedule I attached hereto; and

(b)           all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3.           Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.           Termination.  Upon the termination of the Security Agreement or the release of the applicable Collateral pursuant to the terms of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5.           Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

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IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS](1)

By:
Name:
Title:

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

(1)           This document needs only to be executed by iPCS and/or any Guarantor which owns a pledged Trademark.

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SCHEDULE I(1)
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

(1)                                  Note to attorney:  These schedules include the minimum information required to perfect in the PTO.  A conformed version of perfection certificate would be adequate, provided it contains this information.

EXHIBIT 7

[Form of]

ADDITIONAL SECURED PARTY JOINDER

[Name of Additional Secured Creditor]
[Address of Additional Secured Creditor]

[Date]

The undersigned is the agent (the “Authorized Representative”) for Persons wishing to become “Additional Secured Parties” (the “New Secured Parties”) under the First Lien Security Agreement dated as of dated as of April 23, 2007 (as heretofore amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned thereto in the Security Agreement)) among iPCS, INC., the other Pledgors party thereto and U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent (the “Collateral Agent”).

In consideration of the foregoing, the undersigned hereby:

(i)            represents that the Authorized Representative has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Agreement”) and to act as the Authorized Representative for the New Secured Parties;

(ii)           acknowledges that the New Secured Parties have received a copy of the Security Agreement, the Indenture and the Intercreditor Agreement;

(iii)          appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security Agreement and the Intercreditor Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)          accepts and acknowledges the terms of the Security Agreement and the Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Agreement and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Additional Secured Obligations, with all the rights and obligations of an Additional Secured Party thereunder and bound by all the provisions thereof as fully as if it had been an Additional Secured Party on the effective date of the Security Agreement.

The Collateral Agent, by acknowledging and agreeing to this Additional Secured Creditor Consent, accepts the appointment set forth in clause (iii) above.

The name and address of the representative for purposes of Section 12.6 of the Security Agreement are as follows:

[name and address of Authorized Representative]

THIS ADDITIONAL SECURED PARTY JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Joinder to be duly executed by its authorized officer as of the        day of 20    .

[NAME OF AUTHORIZED REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and Agreed

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

iPCS, INC., a Delaware corporation,
as Pledgor

By:
Name:
Title:

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